UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 3, 2026 (April 2, 2026)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ROCK	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Executive Officer Compensation - Discretionary Bonuses
On April 2, 2026, the Compensation and Human Capital Committee of the Company’s Board of Directors approved special discretionary cash bonus awards (each, a “Special Bonus” and collectively, the “Special Bonuses”) to be paid to certain of the Company’s named executive officers (each, an officer, and collectively, the “Officers”) in recognition of (i) their efforts with respect to the Company’s multiple acquisitions and in preparation for the divestiture of the Company’s Renewables business during the year ended December 31, 2025 and (ii) the integration of the OmniMax business and other initiatives which will require significant efforts in 2026. Each Special Bonus is equal to 75% of the target bonus under the Company’s Annual Management Incentive Compensation Plan (“MICP”) for the year ended December 31, 2025, which is in addition to the payout of 25% of target which was earned by each Officer under the MICP. Joseph A. Lovechio, the Company’s Vice President and Chief Financial Officer, was awarded a Special Bonus of $223,560. Janet A. Catlett, the Company’s Vice President and Chief Human Resources Officer, was awarded a Special Bonus of $124,925. Katherine E. Bolanowski, the Company’s General Counsel, Vice President and Corporate Secretary, was awarded a Special Bonus of $127,878. Jeffrey J. Watorek, the Company’s Vice President and Treasurer, was awarded a Special Bonus of $52,221.

The Special Bonuses are contingent upon each Officer’s continuous employment and maintaining good standing through the one-year anniversary of receipt of the Special Bonus. If such Officer resigns or is terminated for cause before the one-year anniversary of approval of the Special Bonus, the Officer will be required to repay the amount of the Special Bonus paid to the Officer within thirty days from the date of separation. In addition, the Company may deduct all or a portion of the amount of the Special Bonus that has not been repaid from any amounts owed to the Officer in connection with such Officer’s employment or termination.

Item 9.01    Financial Statements and Exhibits
    (a)-(c)    Not Applicable
    (d)    Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date:	April 3, 2026
		By:	/s/ William T. Bosway
William T. Bosway
Chairman of the Board, President and Chief Executive Officer

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